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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported): May 25, 2004




                           DAWSON GEOPHYSICAL COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         TEXAS                         2-71058                   75-0970548
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(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)


                              508 W WALL, SUITE 800
                                MIDLAND, TX 79701
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                    (Address of Principle Executive Officers)



                                  432/684-3000
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              (Registrant's telephone number, including area code)




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

             14 - Code of Business Conduct and Ethics




ITEM 10. AMENDMENTS/WAIVERS TO THE REGISTRANT'S CODE OF ETHICS

On May 17, 2004 the Board of Directors of the Company adopted the Dawson Geophysical Company Code of Business Conduct and Ethics. This Code represents both the code of ethics for the principal executive officer, principal financial officer, and principal accounting officer under Securities and Exchange Commission rules and the code of business conduct and ethics for directors, officers and employees under National Association of Securities Dealers Automated Quotation listing standards. The Code applies to all directors, officers, and employees. A copy of the Code is filed as exhibit 14.






























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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 25, 2004                          DAWSON GEOPHYSICAL COMPANY

                                            By: /s/  L. Decker Dawson
                                                --------------------------------
                                                L. Decker Dawson
                                                CHIEF EXECUTIVE OFFICER



                                            By: /s/  Christina W. Hagan
                                                --------------------------------
                                                Christina W. Hagan
                                                CHIEF FINANCIAL OFFICER




























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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
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   14             Code of Business Conduct and Ethics








































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